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                                                                    EXHIBIT 10.7

                        COVENANT NOT TO COMPETE AGREEMENT
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     This Covenant Not to Compete Agreement ("Agreement") entered into as of the first day of January, 1997 ("Effective Date"), by and between PRIMEX TECHNOLOGIES, INC., a Virginia corporation with its principal offices at 10101 Ninth Street North, St. Petersburg, Florida 33716-3807 ("Primex"); and OLIN CORPORATION, a Virginia corporation with offices at 427 North Shamrock, East Alton, Illinois 62024 ("Olin") (Primex and Olin each being referred to as a "Party" and collectively referred to as the "Parties").

                          W  I  T  N  E  S  S  E  T  H:
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WHEREAS, Olin and Primex have entered into that certain Distribution Agreement
dated as of                    concerning the spin-off of Primex from Olin
           -------------------
(the "Distribution Agreement");

WHEREAS, prior to entering into the Distribution Agreement, the Parties and their predecessor businesses freely shared information concerning their respective businesses, including but not limited to the research and development of ammunition products and components, as these businesses were part of a single corporate entity and parent-subsidiary corporate structure;

WHEREAS, Olin and Primex each have a substantial amount of know-how and other knowledge concerning the operations of the business of the other entity;

WHEREAS, to allow each of Olin and Primex (and their respective shareholders) to obtain the full value of its respective rights under the Distribution Agreement, Primex and Olin desire to enter into and execute this Agreement concerning Medium & Large Caliber Ammunition, Medium & Large Caliber Components, and Small Caliber Ammunition & Components, as such terms are defined below, and not concerning the many other products the Parties may make or have made.

NOW, THEREFORE, in consideration of the above, and the mutual promises set forth below, Olin and Primex agree as follows:

1.   DEFINITIONS.
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(a)  "Ammunition" is defined as cartridges, shotshells, projectiles, and blanks, capable of being fired from a firearm, artillery piece, cannon,

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     industrial gun or other gun (collectively "Gun") by a propellant charge in such Gun or cartridge (including but not limited to armor-piercing rounds, trace rounds, incendiary rounds and/or explosive rounds), but shall not include (i) unpropelled bombs, and (ii) rockets, mortars and other projectiles substantially propelled by propellant contained within the projectile.

(b) "Business Of" shall mean the manufacture, fabrication, marketing, sale or distribution of.

(c) "Canister Powder" shall mean propellant powder, packaged for ultimate sale to consumers in containers of twenty pounds of less.

(d) "Engaging In" shall mean directly or indirectly to engage in, own, manage, participate in, or otherwise obtain an interest in (as owner, stockholder, agent, partner, representative, director, consultant, or otherwise).

(e) "GOCO Operation" shall mean any activity conducted by a Party hereto pursuant to an agreement existing on or prior to the date first above written (or an extension, renewal or other continuation of such an agreement concerning the same facility as the prior agreement) with the federal government of the United States of America by which such party operates or maintains an Ammunition or Ammunition components (including powder) production facility for and on behalf of such government; provided, however, that such term shall not include any activity conducted at such facility that is not conducted by the respective party on behalf of such government pursuant to such agreement (such as, but not limited to, activity conducted by a respective party for its own account at such facility, whether pursuant to a facilities use agreement with the government or otherwise).

(f) "Medium & Large Caliber Ammunition & Components" shall mean (i) fully-loaded rounds of Ammunition having a diameter of 20 millimeters or larger, other than shotshells and (ii) components of such fully-loaded rounds.

(g) "Nonlethal Ammunition" shall mean Ammunition that is designed and intended to minimize or avoid any injury, damage or death resulting from its use or otherwise intended to be less-than-lethal, including but not limited to having the effect of slowing or temporarily incapacitating an aggressor through means intended to minimize or avoid permanent physical damage to the aggressor. The term "Nonlethal Ammunition" does not include:
     (i) blanks, and (ii) any Ammunition currently produced by the parties hereto, nor any developments therefrom

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     based on techniques historically used in the Ammunition industry for delivering lethal or injurious force to an aggressor through the use of a metal projectile.

(h) "OCSW and OICW" shall mean the objective crew served weapon and the objective individual combat weapon, respectively, being developed by Primex for the U.S. Army.

(i) "OCSW and OICW Ammunition" shall mean Ammunition used in OCSW and OICW objective individual combat weapon, respectively, being developed by Primex for the U.S. Army.

(j) "Pension Plan" shall mean, with respect to a Party and its affiliates, any "employee pension benefit plan" or "pension plan", in each case as defined in Title 1, subtitle A, Sec. 3(2) of the Employee Retirement Income Security Act of 1974, as amended, of such Party and its affiliates.

(k) "Small Caliber Ammunition & Components" shall mean (i) shotshells of any gauge, (ii) fully-loaded rounds of Ammunition, other than Medium & Large Caliber Ammunition, (iii) components of such shotshells and fully-loaded rounds, other than propellant powder; and (iv) ejection cartridges (also known as "ARDs") for aircraft stores ejection.

(l)  "Territory" shall mean the entire world.

2.   AGREEMENT NOT TO COMPETE.
     ------------------------

     During the term of this Agreement:

          (a) Olin shall not Engage In, without the prior written consent of Primex, anywhere within the Territory, the Business Of Medium & Large Caliber Ammunition & Components or propellant powder; provided, however, that nothing herein shall prevent Olin from (i) Engaging In the Business Of individual component primers, fuses, cups, propellants containing or derived from HAN, shellcases, and cones for shaped charges prior to their assembly into Ammunition, including Medium & Large Caliber Ammunition, and/or oil well penetrator cones; and/or (ii) Engaging In the marketing, selling, and distributing of Canister Powder; and/or (iii) Engaging In research and development of propellant powder as part

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              of the development, testing, trial production, prototype
              construction, and similar activities associated with the Business Of Small Caliber Ammunition & Components; and/or (iv) Engaging In any of its GOCO Operations, including the Lake City Army Ammunition Plant located in Independence, Missouri, the Badger Army Ammunition Plant located in Baraboo, Wisconsin and the Ravenna Army Arsenal Plant located in Ravenna, Ohio; and/or (v) Engaging In the Business Of Nonlethal Ammunition; and/or (vi) Engaging In the Business Of high explosives and other primer material, and/or (vi) making an investment through a Pension Plan of Olin or any of its subsidiaries.

          (b) Primex shall not directly or indirectly Engage In, without the prior written consent of Olin, anywhere within the Territory, the Business Of Small Caliber Ammunition & Components; provided,
                                                                 --------
              however, that nothing herein shall prevent Primex from (i) Engaging In the development, testing, trial production, prototype construction and similar activities associated with, but not the selling of, OCSW and OICW Ammunition; and/or (ii) Engaging In the Business Of Nonlethal Ammunition; and/or (iii) making an investment through a Pension Plan of Primex or any of its subsidiaries.

          (c) Nothing herein shall prevent Olin and Primex from mutually agreeing to develop or manufacture Ammunition or components cooperatively, whether through subcontracting, work share arrangements, or joint development projects.

3.   TERM.
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     The term of this Agreement shall be for a five (5) year period commencing on the Effective Date.

4.   REASONABLENESS.
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     The parties hereto agree that the terms contained in this Agreement are reasonable in all respects. In the event that a court determines that any of the terms or provisions of this Agreement are unreasonable, the court may limit the application of any

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     provision or term, or modify any provision or term, and proceed to enforce the Agreement as so limited or modified.

5.   SEVERABILITY.
     ------------

     The parties hereto agree that each and every paragraph, sentence, term and provision of this Agreement shall be considered severable in that, in the event that a court finds any paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation or effect of the remaining paragraphs, sentences, terms or provisions shall not be affected, and this Agreement shall be construed in all respects as if the invalid or unenforceable matter had been omitted. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. The parties intend the covenants of Section 2 to be a series of separate covenants, one for each county of each and every state, province, territory or political jurisdiction of the Territory and one for each month of the period specified above. If, in any arbitration or judicial proceeding, an arbitrator or a court shall refuse to enforce any one or more of such separate covenants because the total time and/or the geographic boundaries thereof are deemed to be excessive or unreasonable, then it is the intent of the parties hereto that such covenants, which would otherwise be unenforceable due to such excessive or unreasonable period of time and/or geography, be enforced for such lesser period of time and/or for such more limited geographic area as shall be deemed reasonable and not excessive by such arbitrator or court.

6.   SPECIFIC PERFORMANCE.
     --------------------

     Each of the parties hereto acknowledges that there is no adequate remedy at law for failure by such parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that their agreements contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

7.   DISPUTE RESOLUTION.  In the event of a controversy, dispute or claim
     ------------------
     arising out of, in connection with, or in relation to the

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     interpretation, performance, nonperformance, validity or breach of this
     Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution (collectively, "Agreement Disputes"), the General Counsels of the relevant Parties or their designees shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute. If after such reasonable period such General Counsels or their designees are unable to settle such Agreement Dispute (and in any event after 60 days have elapsed from the time the relevant parties began such negotiations), such Agreement Dispute shall be determined, at the request of any relevant party, by arbitration conducted in St. Louis, Missouri before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association (the "Rules"), and any judgment or award rendered by the arbitrator shall be final, binding and nonappealable (except upon grounds specified in 9 U.S.C. 10(a) as in effect on the date hereof), and judgment may be entered by any state or Federal court having jurisdiction thereof in accordance with Section 9.19 hereof. Unless the arbitrator otherwise determines, the pre-trial discovery of the then-existing Federal Rules of Civil Procedure and the then-existing Rules 12, 13, and 13.1 of the Rules of the United States District Court for the Southern District of Illinois shall apply to any arbitration hereunder. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation of enforceability of this Section 7 shall be determined by the arbitrator. The arbitrator shall be a retired or former judge of any United States District Court or Court of Appeals or such other qualified person as the relevant parties may agree to designate, provided such individual has had substantial professional experience with regard to settling commercial disputes. The parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The designation of a situs or a governing law for this Agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable. In his award the arbitrator shall allocate, in his discretion, among the parties to the arbitration all costs of the arbitration, including, without limitation, the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties. The undersigned agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such

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     proceedings becoming final under the Rules. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings, including, without limitation, monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the
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     arbitrator shall not be entitled to award punitive damages.

8.   Attorney Fees.  A Party in breach of this Agreement shall, on demand,
     -------------
     indemnify and hold harmless the other parties hereto for and against all out-of-pocket expenses, including, without limitation, legal fees, incurred by such other Party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other Party may be entitled hereunder or otherwise.

9.   NOTICES.
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     All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

          To Olin Corporation:

          501 Merritt 7
          P.O. Box 4500
          Norwalk, CT 06851

          Attn:  General Counsel

          To Primex:

          10101 Ninth Street North
          St. Petersburg, FL 33716-3807

          Attn:  General Counsel

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10.  SUCCESSORS.
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     This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

11.  APPLICABLE LAW.
     --------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to its conflict of laws provisions.

12.  CONSENT TO JURISDICTION.
     -----------------------

     Without limiting the provisions of Section 7 hereof, each of the parties irrevocably submits to the exclusive personal jurisdiction and venue of (a) the Circuit Court of the Third Judicial Circuit, Madison County, Illinois, and (b) the United States District Court for the Southern District of Illinois for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of Illinois or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Illinois with respect to any matters to which it has submitted to jurisdiction in this Section 12. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in
     (i) the Circuit Court of the Third Judicial Circuit, Madison County, Illinois, or (ii) the United States District Court for the Southern District of Illinois, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

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13.  MISCELLANEOUS.

     (a)  AMENDMENTS. This Agreement may not be modified or amended except by an
          ----------
          agreement in writing signed by the Parties.

     (b)  WAIVERS.  The failure of either Party to require strict performance by
          -------
          the other party of any provision in this Agreement will not waive or diminish that Party's right to demand strict performance thereafter of that or any other provision hereof.

     (c)  TITLE AND HEADINGS.  Titles and headings to sections herein are
          ------------------
          inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     (d)  THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of
          -------------------------
          the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     (e)  COMPLETE AGREEMENT; CONSTRUCTION.  This Agreement shall constitute the
          --------------------------------
          entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

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     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first above written.

                         PRIMEX TECHNOLOGIES, INC.

                         By:
                            ---------------------------

                         Title:
                               -------------------------

                         OLIN CORPORATION

                         By:
                            ---------------------------

                         Title:
                               -------------------------


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